EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Manhattan Pharmaceuticals, Inc. do hereby certify that:

(a) the Quarterly Report on Form 10-QSB of Manhattan Pharmaceuticals, Inc. for the quarter ended March 31, 2006 as amended (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Manhattan Pharmaceuticals, Inc.

Date: August 14, 2006	/s/ Douglas Abel

Douglas Abel President and Chief Executive Officer

Date: August 14, 2006	/s/ Michael G. McGuinness

Michael G. McGuinness Chief Financial Officer